March 23, 2010

Citibank, N.A.
750 Washington Boulevard (8th Floor)
Stamford, CT 06901-3702
Attention: Gina Losito
gina.losito@citi.com

Ladies and Gentlemen:

This letter shall constitute notice pursuant to Section 2.4(a) of the Amended & Restated Omnibus Credit Agreement, dated as of January 29, 2010 (as amended by Amendment No.1 dated as of February 11, 2010, and as the same may be further amended, supplemented, restated or otherwise modified from time to time, the “Agreement”), by and among (i) The Student Loan Corporation, as borrower, (ii) Citibank, N.A., as lender, (iii) Citibank, N.A., not in its individual capacity but solely in its separate capacity as the Trustee under the Trust Agreement referred to in the Agreement, solely for purposes of the sections of the Agreement specified therein, and (iv) the Non-Securitization Subsidiaries that become parties to the Agreement from time to time pursuant to Joinder Agreements, that the Commitment with respect to Private Loan Funding shall be reduced to $3,000,000,000 effective as of  March 24, 2010.

Capitalized terms used and not defined herein have the meanings set forth or incorporated by reference in the Agreement.

THE STUDENT LOAN CORPORATION

By:	/s/ Joseph P. Guage
Name: Joseph P. Guage
Title: Chief Financial Officer

cc:           Citibank, N.A.
750 Washington Boulevard (8th Floor)
Stamford, CT 06901-3702
Attention: Bob Kohl
robert.kohl@citi.com

Citibank, N.A.
750 Washington Boulevard (8th Floor)
Stamford, CT 06901-3702
Attention: Madelyn Arroyo
madelyn.arroyo@citi.com

Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: SLC Trust – Credit Agreement